Exhibit 10.16

EXECUTION COPY

JOINDER AND THIRD AMENDMENT TO CREDIT AGREEMENT

JOINDER AND THIRD AMENDMENT TO CREDIT AGREEMENT, dated as of May 18, 2016 (this “Third Amendment”), to that certain Credit Agreement, dated as of December 9, 2015 (as amended, restated, amended and restated, extended, renewed, supplemented, modified or otherwise changed from time to time, the “Credit Agreement”), among STEINER LEISURE LIMITED, an international business company incorporated under the laws of the Commonwealth of the Bahamas (“Holdings”), STEINER U.S. HOLDINGS, INC., a Florida corporation, as the Lead Borrower (the “Lead Borrower”), each of the Subsidiaries of Holdings party thereto as Borrowers, each of the Subsidiaries of Holdings party thereto as Guarantors, the Lenders party thereto from time to time and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as the Administrative Agent (in such capacity the “Administrative Agent”) and Collateral Agent (in such capacity, the “Collateral Agent”).

WHEREAS, Holdings, Borrowers, Guarantors, Administrative Agent, Collateral Agent, Swingline Lender, Issuing Bank and the Lenders wish to amend certain terms and provisions of the Credit Agreement as hereafter set forth;

WHEREAS, Steiner Transocean Limited, a company organized under the International Business Companies Act in the Commonwealth of the Bahamas (“Steiner Transocean”), (i) is party to the Credit Agreement as a Guarantor, (ii) has issued to Collateral Agent that certain Debenture, Charge and Security Agreement, dated December 9, 2015 (as amended, restated, amended and restated, extended, renewed, supplemented, modified or otherwise changed from time to time, the “Steiner Transocean Debenture”) and (iii) is party to that certain Pledge of Shares in Respect of the Share Capital of the Bahamian Collateral Companies, dated December 9, 2015 (as amended, restated, amended and restated, extended, renewed, supplemented, modified or otherwise changed from time to time, the “Share Pledge”) between the shareholders listed in Schedule 1 thereto and Collateral Agent;

WHEREAS, Steiner Transocean (II) Limited, a company organized under the International Business Companies Act in the Commonwealth of the Bahamas (“Steiner Transocean II” , and together with Steiner Transocean, each, a “Steiner Transocean Party” and together, the “Steiner Transocean Parties”), (i) is party to the Credit Agreement as a Guarantor and (ii) has issued to Collateral Agent that certain Debenture, Charge and Security Agreement, dated December 9, 2015 (as amended, restated, amended and restated, extended, renewed, supplemented, modified or otherwise changed from time to time, the “Steiner Transocean II Debenture”); and

WHEREAS, Holdings has requested that each Agent and Lenders consent to the joinder of each Steiner Transocean Party as a “Borrower” under the Credit Agreement, and each Agent and Lenders are willing to consent to such joinder on the terms and conditions hereafter set forth.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:

1.    Defined Terms. Any capitalized term used herein and not defined shall have the meaning assigned to it in the Credit Agreement.

2.    Amendments. Subject to satisfaction of the conditions precedent set forth in Section 3 below, the Credit Agreement is hereby amended as follows:

(a)    New Definitions. Section 1.01 of the Credit Agreement is hereby amended by inserting the following new defined terms in their appropriate alphabetical order:

““Cruise Line” shall mean each legal entity set forth on Schedule 1.01C attached hereto (as such Schedule 1.01C may be supplemented in writing by Lead Borrower from time to time by written notice to Administrative Agent).

“Cruise Line Contracts” shall mean each written contract or agreement (together with any amendments, supplements or other modifications to any thereto) among a Borrower and a Cruise Line, in each case, as set forth on Schedule 1.01C attached hereto (as such Schedule 1.01C may be supplemented in writing by Lead Borrower from time to time by written notice to Administrative Agent). For the avoidance of doubt, no oral contracts or agreements among a Borrower and a Cruise Line shall be included for the purposes of calculating the Borrowing Base hereunder.

“Cruise Line Invoices” shall mean each invoice or other documentation (together with any amendments, supplements or other modifications thereto) evidencing all goods sold and/or services provided by a Borrower or its Affiliates to a passenger of a Cruise Line.

“Cruise Line Payments” shall mean payments due to a Borrower from a Cruise Line pursuant to the terms of the applicable Cruise Line Contract with such Cruise Line and as set forth on the applicable Cruise Line Invoice.

“Eligible Cruise Line Payments” shall mean any Cruise Line Payment which would otherwise constitute an “Eligible Account” if (x) such Cruise Line Payments were deemed to be “Accounts” for the purposes of this Agreement and (y) the applicable Cruise Line were deemed to be the “Account Debtor” for the purposes of this Agreement; provided, however, that any Cruise Line Payment (i) due from a Cruise Line that either (A) is organized or domiciled in a jurisdiction other than (I) the United States (or any state, commonwealth or territory thereof or the District of Columbia) or (II) England and Wales or (B) that does not have a significant place of business in either (I) any state, commonwealth or territory of the United States or the District of Columbia or (II) England and Wales, (ii) that to the knowledge of each Borrower (after due inquiry), is not made from a source located in either (A) the United States or (B) England and Wales, (iii) as to which the Cruise Line Contract underlying such Cruise Line Payment is governed by (or, if no governing law is expressed therein, is deemed governed by) the laws of a jurisdiction other than (A) the United States (or any state, commonwealth or territory thereof or the District of Columbia) or (B) England and Wales or (iv) that is not paid and is more than thirty (30) days past due according to the terms of the applicable Cruise Line Contract or if no payment date is specified more than sixty (60) days after the date of the Cruise Line Invoice therefor, shall not, in each case, constitute an “Eligible Cruise Line Payment” under this Agreement.”

(b)    Existing Definitions.

(i)    The definition of “Borrowing Base” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

““Borrowing Base” shall mean at any time of calculation, an amount equal to the sum of the Dollar Equivalent of, without duplication:

(a)    the book value of Eligible Accounts multiplied by 85%, plus

(b)    the book value of Eligible Cruise Line Payments multiplied by 85%, plus

(c)    the net book value of Eligible Inventory multiplied by 55%; provided, that, advances against Eligible Inventory shall not exceed $30,000,000 in the aggregate at any time, plus

(d)    100% of Qualified Cash, plus

(e)    Real Property Availability, minus

(f)    any Reserves established from time to time by the Administrative Agent in its Permitted Discretion in accordance with the terms hereof.

The Borrowing Base or any component thereof at any time shall be determined by reference to the most recent Borrowing Base Certificate delivered by the Lead Borrower to the Administrative Agent pursuant to Section 9.15(a) (subject to any adjustment made by the Administrative Agent pursuant to such Section) and may be adjusted by the Administrative Agent to reflect the results of the most recent field examination with respect to Accounts, Inventory or Cruise Line Payments or the most recent appraisal with respect to Real Property.

The Administrative Agent shall (i) promptly notify the Lead Borrower in writing (including via e-mail) whenever it determines that the Borrowing Base set forth on a Borrowing Base Certificate differs from the Borrowing Base, (ii) discuss the basis for any such deviation and any changes proposed by the Lead Borrower, including the reasons for any impositions of or changes in Reserves or any change in advance rates with respect to Eligible Accounts, Eligible Inventory, Eligible Cruise Line Payments or Eligible Real Property (in the Administrative Agent’s Permitted Discretion and subject to the definition thereof) or eligibility criteria, with the Lead Borrower, (iii) consider, in the exercise of its Permitted Discretion, any additional factual information provided by the Lead Borrower relating to the determination of the Borrowing Base and (iv) promptly notify the Lead Borrower of its decision with respect to any changes proposed by the Lead Borrower. Pending a decision by the Administrative Agent to make any requested change, the initial determination of the Borrowing Base by the Administrative Agent shall continue to constitute the Borrowing Base.”

(ii)    The definition of “Dilution Reserve” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

““Dilution Reserve” means, as of any date of determination, an amount (initially $0) sufficient to reduce the advance rate against Eligible Accounts and Eligible Cruise Line Payments by one percentage point (or fraction thereof, rounding to the nearest one-tenth of 1 percentage point) for each percentage point (or fraction thereof, rounding to the nearest one-tenth of one percentage point) by which Dilution is in excess of five percent (5.0%).”

(iii)    The definition of “Permitted Discretion” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

““Permitted Discretion” shall mean reasonable credit judgment in accordance with customary business practices for comparable asset-based lending transactions, and as it relates to the establishment of Reserves or the imposition of exclusionary criteria shall require that (x) such establishment, adjustment or imposition after the Closing Date be based on the analysis of facts or events first occurring or first discovered by the Administrative Agent after the Closing Date or which are materially different from the facts or events occurring or known to the Administrative Agent on the Closing Date, unless the Lead Borrower and the Administrative Agent otherwise agree in writing, (y) the contributing factors to the imposition of any Reserves shall not duplicate (i) the exclusionary criteria set forth in the definitions of “Eligible Accounts”, “Eligible Cruise Line Payments”, “Eligible Real Property” or “Eligible Inventory” as applicable (and vice versa) or (ii) any Reserves deducted in computing book value and (z) the amount of any such Reserve so established or the effect of any adjustment or imposition of exclusionary criteria be a reasonable quantification of the incremental dilution of the Borrowing Base attributable to such contributing factors.”

(c)    Other Amendments.

(i)    Section 8 of the Credit Agreement is hereby amended by adding new Section 8.24 immediately following Section 8.23 as follows:

“8.24.    Cruise Line Contracts. Schedule 1.01C sets forth all Cruise Line Contracts and each Cruise Line. Each Borrower has heretofore made available for review by the Administrative Agent true and complete copies of all Cruise Line Contracts to which it is a party or to which it or any of its properties is subject. All Cruise Line Contracts are in full force and effect and no material defaults on the part of any Borrower currently exist thereunder.”

(ii)    Section 9.15(b) of the Credit Agreement is hereby amended by adding the following text at the end of such Section:

“By the twentieth (20th) day of each month, the Lead Borrower shall deliver to the Administrative Agent ageings with respect to all Cruise Line Payments, prepared by any Loan Party as of the close of business on the last Business Day of the previous month.”

(iii)    Section 10.07(c) of the Loan Agreement is hereby amended and restated in its entirety as follows:

“enter into any material amendment, waiver or modification of the Cruise Line Contracts or any related agreements, which would materially and adversely affect the rights or interests of the Secured Creditors with respect to Eligible Cruise Line Payments;”

(iv)    Clause (5) of the last proviso of Section 13.12(a) of the Credit Agreement is amended and restated in its entirety as follows:

“(5) without the prior written consent of the Supermajority Lenders, change the definitions of “Availability” or “Borrowing Base” or any component definition used therein (including, without limitation, the definitions of “Eligible Accounts”, “Eligible Cruise Line Payments”, “Eligible Inventory”, “Eligible Real Property”, “Qualified Cash” and “Real Property Availability”) if, as a result thereof, the amounts available to be borrowed by the Borrowers would be increased; provided that the foregoing shall not limit the discretion of the Administrative Agent to change, establish or eliminate any Reserves or to add Accounts, Inventory and Cruise Line Payments acquired in a Permitted Acquisition to the Borrowing Base as provided herein, or”

(v)    Schedule 1.01C is hereby added to the Credit Agreement in the form attached as Schedule 1.01C to this Amendment.

3.    Joinder.

(a)    Subject to the occurrence of the Third Amendment Effective Date (as defined in Section 4 below), each Steiner Transocean Party is hereby added as a Borrower under the Credit Agreement, and all references to “Borrower” or “Borrowers” contained in the Credit Agreement or any of the Credit Documents, shall hereafter be deemed to include each Steiner Transocean Party.

(b)    Each Steiner Transocean Party hereby adopts the Credit Agreement, assumes in full, and acknowledges that it is jointly and severally liable for, the payment, discharge, satisfaction and performance of all Obligations under the Credit Agreement and the other Credit Documents as if it were an original signatory as a Borrower thereunder.

(c)    Steiner Transocean hereby acknowledges and irrevocably and unconditionally agrees, that its prior grant to Collateral Agent, for Collateral Agent’s benefit and for the ratable benefit of Secured Parties, of a continuing security interest in and Lien on all of its Collateral (as defined in the Steiner Transocean Debenture) pursuant to the Steiner Transocean Debenture and its pledge of shares and other assets pursuant to the Share Pledge are hereby ratified, confirmed and shall continue in all respects.

(d)    Steiner Transocean II hereby acknowledges and irrevocably and unconditionally agrees, that its prior grant to Collateral Agent, for Collateral Agent’s benefit and for the ratable benefit of Secured Parties, of a continuing security interest in and Lien on all of its Collateral (as defined in the Steiner Transocean II Debenture) pursuant to the Steiner Transocean II Debenture is hereby ratified, confirmed and shall continue in all respects.

(e)    Each Steiner Transocean Party acknowledges and agrees that any amendment, restatement, rescission or other modification to such Credit Party’s Certificate of Incorporation, Memorandum and Articles of Association or any of its other organizational documents which has the effect of altering such Steiner Transocean Party’s status as a company organized under the International Business Companies Act in the Commonwealth of the Bahamas, would (i) be materially adverse to the interests of the Lenders in accordance with clause (e) of Section 10.07 of the Credit Agreement and (ii) constitute an Event of Default under Section 11.03(i) of the Credit Agreement.

4.    Conditions to Effectiveness. The effectiveness of this Third Amendment is subject to the fulfillment, in a manner satisfactory to each Agent, of each of the following conditions precedent (the date such conditions are fulfilled is hereinafter referred to as the “Third Amendment Effective Date”):

(a)    Execution of Amendment. Administrative Agent, Collateral Agent, Swingline Lender, Issuing Bank and the Supermajority Lenders shall have executed this Third Amendment and shall have received a counterpart to this Third Amendment, duly executed by each Credit Party.

(b)    Second Intercreditor Amendment. Administrative Agent shall have received, on or before the Third Amendment Effective Date, an amendment to the Intercreditor Agreement, dated as of the date hereof, by and among Administrative Agent, the Collateral Agent, the Term Loan Administrative Agent and the Term Loan Collateral Agent (the “Second Intercreditor Amendment”), in form and substance satisfactory to Administrative Agent and duly acknowledged by each Credit Party.

(c)    Fees. Credit Parties shall have paid, on or before the Third Amendment Effective Date, all fees and invoiced costs and expenses then payable by Credit Parties pursuant to the Credit Documents, including, without limitation, Sections 9.02(c) and 13.01 of the Credit Agreement.

(d)    Availability. After giving effect to the transactions contemplated by this Third Amendment, the Credit Parties shall have Availability of no less than $10,000,000.

(e)    Pro Forma Borrowing Base Certificate. Administrative Agent shall have received on or before the Third Amendment Effective Date, a pro forma Borrowing Base Certificate giving effect to the transactions contemplated by this Third Amendment, in form and substance satisfactory to the Administrative Agent.

(f)    Supplemental Debentures. Collateral Agent shall have received (i) a supplement to the Steiner Transocean Debenture, dated as of the date hereof, by and among Collateral Agent and Steiner Transocean (the “Steiner Transocean Supplemental Debenture”), (ii) a supplement to the Steiner Transocean II Debenture, dated as of the date hereof, by and among Collateral Agent and Steiner Transocean II (the “Steiner Transocean II Supplemental Debenture”, and together with the Steiner Transocean Supplemental Debenture, each, a “Supplemental Debenture, and together, the “Supplemental Debentures”) and (iii) such other documents and instruments that Collateral Agent may require to effectuate the joinder of each Steiner Transocean Party as a Borrower to the Credit Agreement and other Credit Documents, in form and substance satisfactory to each Agent.

(g)    Organizational Documents. Administrative Agent shall have received a certificate from each Steiner Transocean Party, dated the Third Amendment Effective Date, signed by the Sole Director of such Steiner Transocean Party, and attested to by a Responsible Officer of such Steiner Transocean Party, in customary form, together with copies of the Certificate of Incorporation, Memorandum and Articles of Association or any of its other organizational documents, of each Steiner Transocean Party and the resolutions of each Steiner Transocean Party referred to in such certificate.

(h)    Resolutions. Administrative Agent shall have received board and shareholder resolutions duly authorizing each Steiner Transocean Party to join the Credit Agreement and other Credit Documents as a Borrower and to execute, deliver and perform the terms and provisions of this Third Amendment, the Credit Agreement, the applicable Supplemental Debenture and the other Credit Documents, in form and substance satisfactory to Administrative Agent.

(i)    Opinions of Counsel. Administrative Agent shall have received from Lennox Paton, special Bahamian counsel to the Credit Parties, a customary capacity and due execution opinion, addressed to the Administrative Agent, the Collateral Agent, each Issuing Bank and each of the Lenders and dated the Third Amendment Effective Date.

5.    Representations and Warranties. Each Credit Party represents and warrants as follows:

(a)    Organization Status. Each Credit Party (i) is duly organized, validly existing and (to the extent applicable) in good standing under the laws of the jurisdiction of its organization, (ii) has the requisite power and authority to own its property and assets and to transact the business in which it is engaged and (iii) is, to the extent such concepts are applicable under the laws of the relevant jurisdiction, duly qualified and authorized to do business and is in good standing in each jurisdiction where the ownership, leasing or operation of its property or the conduct of its business requires such qualifications except for failures to be so qualified which, individually and in the aggregate, have not had, and would not reasonably be expected to have, a Material Adverse Effect.

(b)    Steiner Transocean Party Organization Status. Each Steiner Transocean Party is an “International Business Company” duly organized, validly existing and in good standing under the International Business Companies Act in the Commonwealth of the Bahamas.

(c)    Authorization, Etc. Each Credit Party has the requisite power and authority to execute, deliver and perform the terms and provisions of this Third Amendment and the Credit

Agreement, as amended hereby and has taken all necessary action to authorize the execution, delivery and performance by such Credit Party of this Third Amendment. Each Credit Party has duly executed and delivered this Third Amendment, and this Third Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligation of each Credit Party, enforceable against such Credit Party in accordance with their terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

(d)    No Violation. Neither the execution, delivery or performance by any Credit Party of this Third Amendment or of the Credit Agreement, as amended hereby, nor compliance by such Credit Party with the terms and provisions hereof and thereof, (i) will contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality, (ii) will conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Documents) upon any of the property or assets of any Credit Party or any of its respective Restricted Subsidiaries pursuant to the terms of, any indenture, credit agreement or loan agreement, in each case to which any Credit Party or any of its Restricted Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject (except, in the case of preceding clauses (i) and (ii), other than in the case of any contravention, breach, default and/or conflict, that would not reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect) or (iii) will violate any provision of the certificate or articles of incorporation, certificate of formation, limited liability company agreement or by-laws (or equivalent organizational documents), as applicable, of any Credit Party or any of its respective Restricted Subsidiaries.

(e)    Approvals. Except to the extent the failure to obtain or make the same would not reasonably be expected to have a Material Adverse Effect, no order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except for (x) those that have otherwise been obtained or made on or prior to the Third Amendment Effective Date and which remain in full force and effect on the Third Amendment Effective Date and (y) filings which are necessary to perfect the security interests and Liens created under the Security Documents), or exemption by, any Governmental Authority, is required to be obtained or made by, or on behalf of, any Credit Party to authorize, or is required to be obtained or made by, or on behalf of, any Credit Party in connection with, the execution, delivery and performance of this Third Amendment by the Credit Parties, and the performance of the Credit Agreement, as amended hereby.

(f)    Representations and Warranties; No Event of Default. The following statements are true and correct: (i) the representations and warranties contained in this Third Amendment, in Section 8 of the Credit Agreement and in each other Credit Document are true and correct in all material respects (without duplication of any materiality standard set forth in any such representation or warranty) on and as of the Third Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such date (without duplication of any materiality standard set forth in any such representation or warranty) and (ii) no Default or Event of Default shall have occurred and be continuing on the Third Amendment Effective Date or would result from this Third Amendment becoming effective in accordance with its terms.

6.    Release. Each Credit Party hereby acknowledges and agrees that: (a) neither it nor any of its Affiliates has any claim or cause of action against Administrative Agent, Collateral Agent, Issuing Bank, Swingline Lender or any Lender (or any of their respective Affiliates, officers, directors, employees, attorneys, consultants or agents) and (b) Administrative Agent, Collateral Agent, Issuing Bank, Swingline Lender or each Lender has heretofore properly performed and satisfied in a timely manner all of its obligations to the Credit Parties and their Affiliates under the Credit Agreement and the other Credit Documents that are required to have been performed on or prior to the date hereof. Notwithstanding the foregoing, Administrative Agent, Collateral Agent, Issuing Bank, Swingline Lender and each Lender wish (and the Credit Parties agree) to eliminate any possibility that any past conditions, acts, omissions, events or circumstances would impair or otherwise adversely affect any of Administrative Agent, Collateral Agent, Issuing Bank, Swingline Lender and Lenders’ rights, interests, security and/or remedies under the Credit Agreement and the other Credit Documents. Accordingly, for and in consideration of the agreements contained in this Third Amendment and other good and valuable consideration, each Credit Party (for itself and its Affiliates and the successors, assigns, heirs and representatives of each of the foregoing) (collectively, the “Releasors”) does hereby fully, finally, unconditionally and irrevocably release and forever discharge Administrative Agent, Collateral Agent, Issuing Bank, Swingline Lender, each Lender and each of their respective Affiliates, officers, directors, employees, attorneys, consultants and agents (collectively, the “Released Parties”) from any and all debts, claims, obligations, damages, costs, attorneys’ fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Releasor has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done on or prior to the Third Amendment Effective Date directly arising out of, connected with or related to (x) this Third Amendment, the Credit Agreement or any other Credit Document, or (y) the possession, use, operation or control of any of the assets of any Credit Party, or (z) the making of any Loans or other advances, the issuing (or extension) of any Letters of Credit or the management of such Loans, Letters of Credit or advances or the Collateral.

7.    Post-Closing Covenant. Within ten (10) Business Days of the Third Amendment Effective Date (which time period may be extended by Administrative Agent’s in Administrative Agent’s reasonable discretion), Lead Borrower shall deliver (or cause to be delivered) to Administrative Agent, good standing certificates for each Steiner Transocean Party, each certified by proper Governmental Authorities of the Commonwealth of the Bahamas, and each in form and substance satisfactory to Administrative Agent.

8.    Fund Guaranty. On and after the Third Amendment Effective Date, each Agent and the Lenders hereby acknowledge and agree that the Fund Guaranty is hereby released and of no further force and effect.

9.    No Novation; Reaffirmation and Confirmation.

(a)    This Third Amendment does not extinguish the obligations for the payment of money outstanding under the Credit Agreement or discharge or release the lien or priority of any mortgage, security agreement, pledge agreement or any other security therefore. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Credit Agreement or instruments securing the same, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in this Third Amendment shall be construed as a release or other discharge of Credit Parties under the Credit Agreement, or the other Credit Documents, as amended hereby, from any of its obligations and liabilities as “Credit Parties” thereunder.

(b)    Each Credit Party hereby (i) acknowledges and reaffirms such Credit Party’s obligations as set forth in each Credit Document, as amended hereby, (ii) agrees to continue to comply with, and be subject to, all of the terms, provisions, conditions, covenants, agreements and obligations applicable to such Credit Party set forth in each Credit Document, as amended hereby, which remain in full force and effect, and (iii) confirms, ratifies and reaffirms that the security interest granted to Collateral Agent, for the benefit of Collateral Agent and each other Secured Creditor, pursuant to the Credit Documents, as amended hereby, in all of such Credit Party’s right, title, and interest in all then existing and thereafter acquired or arising Collateral in order to secure prompt payment and performance of the Obligations, is continuing and is and shall remain unimpaired and continue to constitute a first priority security interest (subject to Permitted Liens) in favor of Collateral Agent, for the benefit of Collateral Agent and each other Secured Creditor, with the same force, effect and priority in effect both immediately prior to and after entering into this Third Amendment.

10.    Miscellaneous.

(a)    Continued Effectiveness of the Credit Agreement and the Other Credit Documents. Except as otherwise expressly provided herein, the Credit Agreement and the other Credit Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that on and after the Third Amendment Effective Date (i) all references in the Credit Agreement to “this Agreement”, “hereto”, “hereof”, “hereunder” or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended by this Third Amendment, and (ii) all references in the other Credit Documents to the “Credit Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Credit Agreement shall mean the Credit Agreement as amended by this Third Amendment. To the extent that the Credit Agreement or any other Credit Document purports to pledge to Collateral Agent, or to grant to Collateral Agent, a security interest or Lien, such pledge or grant is hereby ratified and confirmed in all respects. Except as expressly provided herein, the execution, delivery and effectiveness of this Third Amendment shall not operate as an amendment of any right, power or remedy of Administrative Agent, Collateral Agent, Issuing Bank, Swingline Lender or any Lender under the Credit Agreement or any other Credit Document, nor constitute an amendment of any provision of the Credit Agreement or any other Credit Document.

(b)    Counterparts. This Third Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same agreement. A set of counterparts executed by all the parties hereto shall be lodged with the Lead Borrower and the Administrative Agent.

(c)    Headings. The headings of the several Sections and subsections of this Third Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Third Amendment.

(d)    Costs and Expenses. Section 13.01 of the Credit Agreement is incorporated herein by reference.

(e)    Third Amendment as Credit Document. Each Credit Party hereby acknowledges and agrees that this Third Amendment constitutes a “Credit Document” under the Credit Agreement.

(f)    Severability. Any provision of this Third Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

(g)    Governing Law. Section 13.08 of the Credit Agreement is incorporated herein by reference.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed and delivered by their respective duly authorized officers as of the date first written above.

BORROWERS: STEINER U.S. HOLDINGS, INC., as Lead Borrower

By:	/s/ Robert C. Boehm
Name:	Robert C. Boehm
Title:	Secretary

STEINER EDUCATION GROUP, INC.

STEINER RESORT SPAS (CALIFORNIA), INC.

SUS MARKETING, LLC

BLISS DIRECT, INC.

BLISS INTERNATIONAL LICENSING INC.

BLISS WORLD CARD COMPANY

BLISS WORLD HOLDINGS INC.

BLISS WORLD LLC

BWMI, INC.

FCNH, INC.

FLORIDA LUXURY SPA GROUP, INC.

IDEAL IMAGE DEVELOPMENT CORPORATION

IDEAL IMAGE DEVELOPMENT, INC.

IDEAL IMAGE DIRECT, LLC

IDEAL IMAGE OF ARIZONA, LLC

IDEAL IMAGE OF ARKANSAS, LLC

IDEAL IMAGE OF COLORADO, LLC

IDEAL IMAGE OF FLORIDA, LLC

IDEAL IMAGE OF GEORGIA (JV2), LLC

IDEAL IMAGE OF IDAHO, LLC

IDEAL IMAGE OF INDIANA, LLC

IDEAL IMAGE OF KENTUCKY, LLC

IDEAL IMAGE OF MARYLAND, LLC

IDEAL IMAGE OF MASSACHUSETTS, LLC

IDEAL IMAGE OF MICHIGAN, LLC

IDEAL IMAGE OF MINNESOTA, LLC

IDEAL IMAGE OF MISSOURI, LLC

IDEAL IMAGE OF NEBRASKA, LLC

IDEAL IMAGE OF NEVADA, LLC

IDEAL IMAGE OF NEW MEXICO, LLC

IDEAL IMAGE OF NEW YORK, LLC

Signature Page to Third Amendment to Credit Agreement

STEINER TRANSOCEAN LIMITED

STEINER TRANSOCEAN (II) LIMITED

IDEAL OF NORTH CAROLINA, LLC

IDEAL IMAGE OF OHIO, LLC

IDEAL IMAGE OF OKLAHOMA, LLC

IDEAL IMAGE OF OREGON, LLC

IDEAL IMAGE OF PENNSYLVANIA, LLC

IDEAL IMAGE OF RHODE ISLAND, LLC

IDEAL IMAGE OF TENNESSEE, LLC

IDEAL IMAGE OF TEXAS, LLC

IDEAL IMAGE OF UTAH, LLC

IDEAL IMAGE OF VIRGINIA, LLC

IDEAL IMAGE OF WASHINGTON, LLC

IDEAL IMAGE OF WISCONSIN, LLC

IDEAL VENTURES, INC.

IDEAL VENTURES OF ARIZONA INC.

I.I. COSMETIC INSTITUTE, INC.

MANDARA PSLV, LLC

MANDARA SPA (CRUISE I), L.L.C.

MANDARA SPA (CRUISE II), L.L.C.

MANDARA SPA (HAWAII), LLC

MANDARA SPA LLC

MANDARA SPA SERVICES LLC

MID-ATLANTIC MASSAGE THERAPY, INC.

SEG CORT LLC

STEINER AMERICAN CRUISES, INC.

STEINER BEAUTY PRODUCTS, INC.

STEINER INTERNATIONAL HOLDINGS LLC

STEINER INTERNATIONAL VENTURES, INC.

STEINER MANAGEMENT SERVICES, LLC

STEINER PRODUCT SUPPORT U.S., LLC

STEINER SPA RESORTS (CONNECTICUT), INC.

STEINER TRANSOCEAN U.S., INC.

VIRGINIA MASSAGE THERAPY, INC.

STEINER SPA RESORTS (NEVADA), INC.

STEINER RESORT SPAS (NORTH CAROLINA), INC.

BLISSWORLD LIMITED

STEINER U.K. LIMITED

By:	/s/ Robert C. Boehm
Name:	Robert C. Boehm
Title:	Secretary

Signature Page to Third Amendment to Credit Agreement

STEINER TRAINING LIMITED

By:	/s/ Leonard I. Fluxman
Name:	Leonard I. Fluxman
Title:	Director

STEINER GROUP LIMITED ELEMIS SPA LIMITED E.J. CONTRACTS LIMITED ELEMIS LIMITED

By:	/s/ Michael Stephan Haringman
Name:	Michael Stephan Haringman
Title:	Secretary

NEMO (UK) HOLDCO, LTD.

By:	/s/ James Michael Chu
Name:	James Michael Chu
Title:	Director

GUARANTORS: STEINER LEISURE LIMITED, as Holdings and as a Guarantor

By:	/s/ James Michael Chu
Name:	James Michael Chu
Title:	Director

NEMO HOLDCO, INC.

By:	/s/ James Michael Chu
Name:	James Michael Chu
Title:	Director

Signature Page to Third Amendment to Credit Agreement

STEINER SPA LIMITED STEINER SPA ASIA LIMITED STEINER MARKS LIMITED STO MEDISPA LIMITED

By:	/s/ Robert C. Boehm
Name:	Robert C. Boehm
Title:	Secretary

COSMETICS LIMITED COSMETICS EXPORT INTERNATIONAL LIMITED

By:	/s/ Robert Boehm
Name:	Robert Boehm
Title:	Secretary

Signature Page to Third Amendment to Credit Agreement

PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent, Collateral Agent, Issuer, Swingline Lender and a Lender

By:	/s/ Joanne Fu
Name:	Joanne Fu
Title:	AVP

Signature Page to Third Amendment to Credit Agreement